UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2022

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RENO	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2022, Renovare Environmental, Inc. (“Renovare” or the “Company”) signed a Letter of Intent (the “Letter”) to merge with Harp Renewables and its affiliate, Harp Electric Engineering (collectively “Harp”). The Letter is filed as Exhibit 10.01 hereto and incorporated herein by reference. The Letter specifies that the parties have entered into a period of exclusivity in order to negotiate the merger of the Company with Harp wherein, among other items, the Company agreed not to conduct any public offerings, financings, mergers or acquisitions. The Letter supersedes and replaces all prior oral and/or written discussions or understandings between the parties including the previously disclosed purchase agreements with Harp dated February 28, 2022. The Letter also provides that if the Company terminates the Letter, it will be required to pay Harp a breakup fee in the amount of $850,000. The foregoing descriptions of the Letter contained herein does not purport to be complete and is qualified in its entirety by reference to the Letter which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in items 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

On June 24, 2022, the Company issued a press release announcing their intention to merge with Harp Renewables and Harp Electrical Engineering. The press release, which is furnished in this report as Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statement Exhibits.

Number	Description
10.01	Letter of Intent dated June 17, 2022.
99.1	Press release dated June 24, 2022 announcing Renovare’s intention to merge with Harp Renewables and Harp Electric Engineering.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2022	RENOVARE ENVIRNMENTAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)